                                                                  EXHIBIT 3.B(2)


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


The Board of Directors of
A I M Distributors, Inc. and Planholders of AIM Summit Investors Plans I:


We consent to the use of our report on AIM Summit Investors Plans I dated February 11, 2000 included or incorporated herein by reference.


/s/ KPMG LLP
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KPMG LLP


Houston, Texas
February 23, 2000